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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 1999

                        Service Corporation International
             (Exact name of Registrant as specified in its charter)

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
Texas                                 1-6402-1                             74-1488375
(State or other                     (Commission                         (I.R.S. Employer
jurisdiction of                     File Number)                       Identification No.)
incorporation)



1929 Allen Parkway
Houston, Texas                                                            77019
(Address of principal executive offices)                               (Zip Code)
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Registrant's telephone number, including area code: (713) 522-5141


Item 2.  Acquisition or Disposition of Assets.

         On January 19, 1999, pursuant to an Agreement and Plan of Merger, dated as of August 6, 1998, as amended by the First Amendment to Agreement and Plan of Merger dated as of December 14, 1998, (the "Merger Agreement"), by and among Service Corporation International, a Texas corporation (the "Registrant"), SCI Delaware Funeral Services, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"), and Equity Corporation International, a Delaware corporation ("ECI"), Merger Sub merged with and into ECI (the "Merger"), with ECI surviving the Merger as a wholly owned subsidiary of the Registrant. In the Merger, each outstanding share of ECI common stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Time of the Merger ("ECI Common Stock") (excluding any shares held in ECI's treasury and held by any direct or indirect wholly owned Subsidiary of
ECI) was converted into the right to receive 0.71053 of validly issued, fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Registrant ("Registrant Common Stock"). An



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aggregate of approximately 15,515,126 shares of Registrant Common Stock will be issued in the Merger.

         The stockholders of ECI approved certain matters related to the Merger at the special meeting held on December 31, 1998. On January 19, 1999, the Registrant and ECI issued a joint press release announcing the consummation of the Merger. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.

Item 5.  Other Events

         As of January 19, 1999, the Registrant, ECI and Bankers Trust Company, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee, entered into a First Supplemental Indenture (the "Supplemental Indenture") with respect to the Indenture, dated as of February 25, 1998, between ECI and Bankers Trust Company (the "Original Indenture"), pursuant to which ECI issued 4 1/2% Convertible Subordinated Debentures due 2004, redeemable at the election of ECI at any time after February 1, 2001 (the "Debentures"). The Supplemental Indenture provides that SCI became a co-obligor with respect to the payment obligations of ECI arising under the Original Indenture and the Debentures and provides that the Debentures are convertible into shares of SCI Common Stock. The Debentures rank pari passu with all senior indebtedness of SCI that is unsecured. Further, SCI assumed filing all reports and other information required by the Securities Exchange Act of 1934, as amended, and shall include in the notes to its consolidated financial statements "summarized financial information" concerning ECI as required by the Securities and Exchange Commission. A copy of the Supplemental Indenture is attached as an exhibit hereto and is incorporated by reference herein.

         On January 19, 1999, the Registrant and ECI issued a joint press release announcing that the Federal Trade Commission (the "FTC") has accepted the Agreement Containing Consent Order signed by the Registrant and the FTC staff in December 1998, resolving regulatory concerns of the FTC staff with regard to the Merger. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.

                  See the Index to Exhibits attached hereto.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SERVICE CORPORATION INTERNATIONAL



Date: January 20, 1999             By: /s/ James M. Shelger
                                      --------------------------
                                       James M. Shelger
                                       Senior Vice President, General Counsel
                                       and Secretary




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                                  EXHIBIT INDEX
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

Exhibit
No.                        Description
-------                    -----------
2.1                        Agreement and Plan of Merger, dated as of August 6,
                           1998, by and among Service Corporation International,
                           SCI Delaware Funeral Services, Inc. and Equity
                           Corporation International (incorporated by reference to Appendix A to the Proxy Statement/Prospectus included as part of the Registrant's Registration
                           Statement on Form S-4 (File No. 333-66957)).

2.2 First Amendment to Agreement and Plan of Merger, dated as of December 14, 1998 (incorporated by reference to Appendix A to the Supplement to Proxy Statement/Prospectus included as a Rule 424(b) prospectus pursuant to the Registrant's Registration Statement on Form S-4 (File No. 333-66957)).

4.1 First Supplemental Indenture, dated as of January 19, 1999, by the Registrant and Equity Corporation International to Bankers Trust Company.

99.1 Joint press release dated January 19, 1999 issued by the Registrant and ECI.
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